SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 7, 2004


                                   EPLUS INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                   000-28926           54-1817218
               --------------          --------------       --------------
     (State or other jurisdiction  (Commission File Number) (IRS Employer
              of incorporation)                             Identification No.)

                  400 Herndon Parkway, Herndon, Virginia 20170
              -----------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (703) 834-5710
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.      Other Events and Regulation FD Disclosure

On May 7, 2004, the Registrant issued a press release reporting an increase in its share repurchase authorization from the current $7.5 million to $12 million for the remainder of the current period plan. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.       Financial Statements, Pro Forma Information and Exhibits

(c)Exhibit
   99.1       Press release dated May 7, 2004


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ePlus inc.


                                              By: /s/ Steven J. Mencarini
                                                  ------------------------------
                                                  Steven J. Mencarini
Date: May 7, 2004                                 Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number      Description

99.1                Press Release of the registrant dated May 7, 2004